UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549 FORM 8-K CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934.

Date of Report: July 02, 2008 (Date of earliest event reported)
Capital Alliance Income Trust, Ltd (Exact name of registrant as specified in its charter)

CA (State or other jurisdiction of incorporation)	333-11625 (Commission File Number)	94-3240473 (IRS Employer Identification Number)

100 Pine St, Ste. 2450 (Address of principal executive offices)		94111 (Zip Code)
415-288-9595 (Registrant's telephone number, including area code)

Not Applicable (Former Name or Former Address, if changed since last report)

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

5.03(a): At the 2008 Shareholder meeting, a shareholder amendment to change the registrant's corporate name was approved and will go into effect in the 3rd quarter of 2008.

5.03(b): There has been no change to the registrant's fiscal year. As a Real Estate Investment Trust, the registrant is required to maintain a Jan 1 - Dec 31 fiscal year.

Item 9.01. Financial Statements and Exhibits

(a) Financial statements:
            None
(b) Pro forma financial information:
            None
(c) Shell company transactions:
            None
(d) Exhibits
            99.1       Press Release of Capital Alliance Income Trust, Ltd dated July 02, 2008

SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 02, 2008	CAPITAL ALLIANCE INCOME TRUST, LTD By: /s/ Gregory Bronshvag Gregory Bronshvag Secretary

Exhibit Index
Exhibit No.	Description
99.1	Press Release of Capital Alliance Income Trust, Ltd dated July 02, 2008